Fees Summary	Mar. 26, 2025 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 242,164.54
Interest Amount	0.00
Total Offset Amount	0.00
Net Fee	$ 242,164.54
Total Fee and Interest Amount	242,164.54